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Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Andrew L. Guggenhime, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  1.
  the Annual Report of Dermira, Inc. on Form 10-K for the year ended December 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  the information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Dermira, Inc.

Date: March 3, 2016	By:	/s/ ANDREW L. GUGGENHIME Andrew L. Guggenhime Chief Operating Officer and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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  Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002